Preferred Stock Warrants	12 Months Ended
Dec. 31, 2020
Preferred Stock Warrants Disclosure [Abstract]
Preferred Stock Warrants
7.	Preferred Stock Warrants
The Company accounts for its warrants to purchase shares of convertible preferred stock as a liability. The Company will continue to adjust the liability for changes in fair value of these warrants until the exercise of warrants or the consummation of the Company’s initial public offering, at which time the liability will be reclassified to stockholders’ equity.
The following table summarizes the outstanding preferred stock warrants and the corresponding exercise price as of December 31, 2020 and 2019:

	December 31,
	2020	2019	Exercise Price	Expiration Date
Series C preferred stock warrants	70,455	70,455	$5.33	August 31, 2028